Exhibit 99.1

ESSA Announces Change to its Board of Directors

Houston, Texas and Vancouver, Canada, March 26, 2021 - ESSA Pharma Inc. (“ESSA” or the “Company”) (Nasdaq: EPIX), a clinical-stage pharmaceutical company focused on developing novel therapies for the treatment of prostate cancer, today announced that Ari Brettman, M.D., has stepped down from ESSA’s Board of Directors, which he has been a member of since 2019. Dr. Brettman is a Managing Director of Blackstone’s Life Science Group and will be assuming more responsibilities in this role.

“We are extremely grateful to Dr. Brettman for his strong leadership and valuable insights as a member of the Board of Directors,” said Richard M. Glickman, Chairman of ESSA’s Board of Directors. “On behalf of the entire Board and Executive Management Team, I would like to thank Dr. Brettman for his contributions and continued support, and we wish him success in his future endeavors.”

“It has been an honor to serve on ESSA’s Board and witness the Company’s tremendous growth over the past few years,” said Dr. Brettman. “ESSA’s passionate and experienced management team positions the Company for continued success and I look forward to following ESSA’s progress and the clinical development of the lead product candidate, EPI-7386, which has the potential to transform the treatment paradigm for prostate cancer.”

About ESSA Pharma Inc.

ESSA is a clinical-stage pharmaceutical company focused on developing novel and proprietary therapies for the treatment of patients suffering from prostate cancer. For more information, please visit www.essapharma.com and follow us on Twitter under @ESSAPharma.

Forward-Looking Statement Disclaimer

This release contains certain information which, as presented, constitutes "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995 and/or applicable Canadian securities laws. Forward-looking information involves statements that relate to future events and often addresses expected future business and financial performance, containing words such as "anticipate", "believe", "plan", "estimate", "expect", and "intend", statements that an action or event "may", "might", "could", "should", or "will" be taken or occur, or other similar expressions and includes, but is not limited to, statements regarding the Company’s positioning for success and progress, EPI-7386’s potential to transform the treatment paradigm for prostate cancer and  other statements surrounding the Company’s clinical evaluation of EPI-7386.

Forward-looking statements and information are subject to various known and unknown risks and uncertainties, many of which are beyond the ability of ESSA to control or predict, and which may cause ESSA’s actual results, performance or achievements to be materially different from those expressed or implied thereby. Such statements reflect ESSA’s current views with respect to future events, are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by ESSA as of the date of such statements, are inherently subject to significant medical, scientific, business, economic, competitive, political and social uncertainties and contingencies. In making forward looking statements, ESSA may make various material assumptions, including but not limited to (i) the accuracy of ESSA’s financial projections; (ii) obtaining positive results of clinical trials; (iii) obtaining necessary regulatory approvals; and (iv) general business, market and economic conditions.

Forward-looking information is developed based on assumptions about such risks, uncertainties and other factors set out herein and in ESSA’s Annual Report on Form 10-K dated December 15, 2021 under the heading “Risk Factors”, a copy of which is available on ESSA’s profile on EDGAR at www.sec.gov, and as otherwise disclosed from time to time on ESSA’s SEDAR profile www.sedar.com.Forward-looking statements are made based on management's beliefs, estimates and opinions on the date that statements are made and ESSA undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as may be required by applicable Canadian and United States securities laws. Readers are cautioned against attributing undue certainty to forward-looking statements.

Company Contact: David Wood, Chief Financial Officer ESSA Pharma Inc. Contact: (778) 331-0962	Investor Relations Contact: Alan Lada, Vice President Solebury Trout Contact: (617) 221-8006